SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C.  20549

                                        Form 8-K

                                     CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                           the Securities Exchange Act of 1934

                                    February 26, 1999
                                (Earliest Event Reported)

                                 Synovus Financial Corp.
                              (Exact Name of Registrant as
                                Specified in its Charter)

   Georgia                     1-10312                          58-1134883
(State of                     (Commission File                 (IRS Employer
 Incorporation)                Number)                          Identification
                                                                Number)

                  901 Front Avenue, Suite 301, Columbus, Georgia  31901
                        (Address of principal executive offices)

                                      (706)  649-2267
                             (Registrant's Telephone Number)

              (Former name or former address, if changed since last report)


Item 5.       Other Events.

     On February 26, 1999, Total System Services, Inc. ("TSYS"), Synovus Financial Corp.'s ("Registrant's) 80.8% owned processing subsidiary, announced that it received notice from Universal Card Services Corp. ("UCS"), a unit of CITIBANK, of its decision not to renew its processing contract for consumer cards beyond the original term ending August 1, 2000.

     A copy of TSYS' press release regarding the announcement referenced above is attached hereto as Exhibit 99.1, and by this reference is hereby incorporated by reference into this Form 8-K and made a part hereof.

     This Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. "Forward-looking" statements contained in this Form 8-K include the intent, belief or current expectations of TSYS and members of its senior management team with respect to TSYS' future relationship with UCS, new business signed by TSYS which is in the process of being converted, anticipated growth in business from existing clients, the number of new accounts to be added in 1999 and the anticipated consequences of the loss of UCS as a consumer credit card client in the year 2000, as well as the assumptions upon which such statements are based. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance, and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. Important factors currently known to management that could cause actual results to differ materially from those contemplated by the forward-looking statements in this Form 8-K include, but are not limited to, adverse developments with respect to the successful conversion of clients, adverse developments with respect to entering into contracts with new clients and retaining current clients, failure to successfully complete TSYS' year 2000 modification plans substantially as scheduled and budgeted and adverse developments with respect to the credit card industry in general and overall market conditions. Additional factors that could cause actual results to differ materially from those contemplated in this Form 8-K can be found in TSYS' Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on November 12, 1998.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

       (a)   Financial Statements - None.

       (b)   Pro Forma Financial Information - None.

       (c)   Exhibits

             99.1 - TSYS' press release, February 26, 1999

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                                        Signature

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SYNOVUS FINANCIAL CORP.

                                                ("Registrant")

Dated: March 1, 1999                            By:/s/ Kathleen Moates
------------------------                        -------------------------------
                                                       Kathleen Moates
                                                       Deputy General Counsel

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                                      Exhibit Index

Exhibit Number                           Description

99.1                                     TSYS'
                                         press release
                                         dated February 26, 1999

                                        5